Exhibit 10.72


                                ESCROW AGREEMENT


                  This  ESCROW  AGREEMENT  (this  "Agreement")  is  made  as  of
________, 2003, by and among HiEnergy Technologies, Inc., a Delaware corporation (the "Seller"), the buyer of the Seller's securities as set forth on the signature page hereto or any permitted assignee of such person (the "Purchaser"), and Yocca Patch & Yocca, LLP, having an address at 19900 MacArthur Blvd., Suite 650, Irvine, California 92612 (the "Escrow Agent"). CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE STOCK PURCHASE AGREEMENT REFERRED TO IN THE FIRST RECITAL.

                  WHEREAS, the Purchaser will purchase from the Seller for $_____ in cash (the "Purchase Price") a total of _____ shares of authorized and previously unissued Common Stock, par value $0.001, of the Seller (the "Shares") plus a warrant to purchase an additional _____ shares of authorized and previously unissued Common Stock, par value $0.001, of the Seller (the "Warrant") pursuant to the Stock Purchase Agreement (the "Purchase Agreement") entered into between the Purchaser and the Seller, and such Shares and Warrants shall be sold and issued pursuant to the terms and conditions contained in the Purchase Agreement; and

                  WHEREAS, the Seller and the Purchaser have requested that the Escrow Agent hold in escrow the applicable purchase price pending receipt by the Purchaser of the Shares and the Warrant issuable pursuant to the Purchase Agreement;

                  NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                               TERMS OF THE ESCROW

                  1.1 On the date that the Seller and the Purchaser enter into the Purchase Agreement, the Purchaser shall send the Purchase Price of the Shares, as set forth on the signature pages hereto (the "Purchase Payment"), to the Escrow Agent.

                  1.2 Seller shall  promptly  thereafter,  but not more than one
(1) Trading Day after Escrow Agent's receipt of the Purchase Payment from or on behalf of the Purchaser, cause its transfer agent or intermediary to issue the Shares issuable to the Purchaser by delivery of a duly executed stock certificate representing the Shares and cause the Warrant to be delivered to Purchaser directly or through an agent or intermediary.

                  1.3 Upon receipt of written confirmation that the Shares and Warrant have been delivered, the Escrow Agent shall, as promptly as reasonably practicable, wire or pay 100% of the Purchase Payment to the Seller per the wiring or other instructions of the Seller.

                  1.4 In the event that, within three (3) Trading Days of the date of the Escrow Agent's notice that the Purchase Price was received, the applicable Shares and Warrant are not received by Purchaser, then the Purchaser


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shall have the right to demand,  by notice to the Escrow  Agent and the  Seller, the return of the full Purchase Payment, and, at the election of the Purchaser, the Purchase Agreement with the Purchaser shall be deemed null and void.

                  1.5 Purchaser hereby appoints _________ as his agent and attorney-in-fact for purposes of giving notices and receipts of notices under this Agreement, and the Escrow Agent may rely upon instructions or other communications received from such attorney in fact as if such instructions or communications were received directly from Purchaser.

                  1.6 Wire transfers to the Escrow Agent shall be made as follows:

         Account Name:              Attorney Client Trust Account

         Account Number:            1664304022

         Routing Number:            121000358

         Bank:                      Bank of America
                                    Irvine Industrial Branch
                                    4101 MacArthur Boulevard
                                    Newport Beach, CA 92660

         Bank Contact:              John V. Dao, Senior Bank Officer
                                    (949) 477-2901


                                   ARTICLE II

                                  MISCELLANEOUS

                  2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

                  2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as set forth in the Purchase Agreement.

                  2.3. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

                  2.4. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any


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obligations  hereunder  be waived,  except by written  instrument  signed by the parties to be charged or by their respective agents duly authorized in writing or as otherwise expressly permitted herein.

                  2.5. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

                  2.6. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of Delaware. Except as expressly set forth herein, any action to enforce, arising out of, or relating in any way to, any provisions of this Agreement shall be brought in the Federal or state courts of Delaware is more fully set forth in the Purchase Agreement.

                  2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Seller, Purchaser and the Escrow Agent.

                  2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, excepting only its own gross negligence or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law (other than Escrow Agent itself) shall be conclusive evidence of such good faith.

                  2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder or hereunder.

                  2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. THE ESCROW AGENT ACTS AS LEGAL COUNSEL FOR THE SELLER, AND SHALL CONTINUE TO ACT AS LEGAL COUNSEL FOR THE SELLER, NOTWITHSTANDING ITS DUTIES AS THE ESCROW AGENT HEREUNDER. THE SELLER COMPENSATES THE ESCROW AGENT FOR PERFORMING DUTIES HEREUNDER. THE PURCHASER AND SELLER EACH CONSENTS TO THE


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


ESCROW AGENT IN SUCH CAPACITY AS LEGAL COUNSEL FOR THE SELLER AND WAIVES ANY CLAIM THAT SUCH REPRESENTATION REPRESENTS A CONFLICT OF INTERESTS ON THE PART OF THE ESCROW AGENT. THE SELLER AND PURCHASER EACH UNDERSTAND THAT THE SELLER AND THE ESCROW AGENT ARE RELYING EXPLICITLY ON THE FOREGOING PROVISION IN ENTERING INTO THIS AGREEMENT.

                  2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Seller and the Purchaser. In the event of any such resignation, the Purchaser and the Seller shall appoint a successor Escrow Agent.

                  2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the State of Delaware in accordance with the applicable procedure therefor.

                  2.15. The Seller and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

                  2.16. The execution of this Agreement and delivery and exchange of signed copies by facsimile, in one or more counterparts, shall be deemed fully valid and binding. The parties also agree to forward promptly their original signature on a copy of this Agreement to the other party.





                         [SIGNATURES ON FOLLOWING PAGE]



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



                  IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first indicated above.


SELLER:                                       ESCROW AGENT:

HIENERGY TECHNOLOGIES, INC.                   YOCCA PATCH & YOCCA, LLP

By:  __________________________               By:  _____________________________
Name: Bogdan C. Maglich                       Name:  Nicholas J. Yocca
Title: Chairman, CEO and Treasurer            Title:  Partner


PURCHASER:


By:___________________________
Name:
Title:


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